YieldMax Magnificent 7 Fund of Option Income ETF
Schedule of Investments
January 31, 2025 (Unaudited)

EXCHANGE TRADED FUNDS - 99.0%	Shares	Value
YieldMax AAPL Option Income Strategy ETF (a)	3,283,631	$55,099,328
YieldMax AMZN Option Income Strategy ETF (a)	2,702,759	53,541,656
YieldMax GOOGL Option Income Strategy ETF (a)	3,353,693	51,814,557
YieldMax META Option Income Strategy ETF (a)	2,709,809	53,789,709
YieldMax MSFT Option Income Strategy ETF (a)	2,858,991	50,032,342
YieldMax NVDA Option Income Strategy ETF (a)	2,253,668	42,436,568
YieldMax TSLA Option Income Strategy ETF (a)	3,617,457	48,510,092
TOTAL EXCHANGE TRADED FUNDS (Cost $382,471,871)		355,224,252

SHORT-TERM INVESTMENTS - 1.0%
Money Market Funds - 1.0%
First American Government Obligations Fund - Class X, 4.32% (b)	3,494,367	3,494,367
TOTAL SHORT-TERM INVESTMENTS (Cost $3,494,367)		3,494,367

TOTAL INVESTMENTS - 100.0% (Cost $385,966,238)		358,718,619
Liabilities in Excess of Other Assets - (0.0)% (c)		(100,637)
TOTAL NET ASSETS - 100.0%		$358,617,982
two		–%
Percentages are stated as a percent of net assets.		–%

(a)	Affiliated security as defined by the Investment Company Act of 1940.
(b)	The rate shown represents the 7-day annualized effective yield as of January 31, 2025.
(c)	Represents less than 0.05% of net assets.

Summary of Fair Value Disclosure as of January 31, 2025 (Unaudited)

YieldMax Magnificent 7 Fund of Option Income ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of January 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Funds	$355,224,252	$—	$—	$355,224,252
Money Market Funds	3,494,367	—	—	3,494,367
Total Investments	$358,718,619	$—	$—	$358,718,619